Credit Suisse Small Cap Growth Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2002


Portfolio:			Credit Suisse Small Cap Growth Fund


Security:			Yankee Candle Co.


Date Purchased:			4/10/02


Price Per Share:		$21.25


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$100,000


% of Offering Purchased
by the Portfolio:		0.00021%


Broker:				Invemed Associates, Inc.



Member:				CS First Boston


Security:			Yankee Candle Co.


Date Purchased:			4/10/02


Price Per Share:		$21.25


Shares Purchased
by the Portfolio *:		15,300


Total Principal Purchased
by the Portfolio *:		$15,300,000


% of Offering Purchased
by the Portfolio:		0.03217%


Broker:				Morgan Stanley & Co. Inc.



Member:				CS First Boston

Security:			Medical Staffing Network


Date Purchased:			4/17/02


Price Per Share:		$19.00


Shares Purchased
by the Portfolio *:		147,000


Total Principal Purchased
by the Portfolio *:		$147,000,000


% of Offering Purchased
by the Portfolio:		0.29443%


Broker:				Lehman Brothers, Inc.



Member:				CS First Boston

Security:			Lin TV Corp Class A


Date Purchased:			5/03/02


Price Per Share:		$22.00


Shares Purchased
by the Portfolio *:		5,000


Total Principal Purchased
by the Portfolio *:		$5,000,000


% of Offering Purchased
by the Portfolio:		0.01095%


Broker:				Deutsche Banc Alex. Brown, Inc.



Member:				CS First Boston

Security:			Hunt (JB) Transprot services, Inc.


Date Purchased:			5/30/02


Price Per Share:		$26.00


Shares Purchased
by the Portfolio *:		9,900


Total Principal Purchased
by the Portfolio *:		$9,900,000


% of Offering Purchased
by the Portfolio:		0.02212%


Broker:				Bear Stearns & Co.



Member:				CS First Boston

Security:			Hunt (JB) Transprot services, Inc.


Date Purchased:			5/30/02


Price Per Share:		$26.00


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$100,000


% of Offering Purchased
by the Portfolio:		0.00022%


Broker:				Deutsche Banc Alex. Brown, Inc.



Member:				CS First Boston


Security:			USI Holdings Corp.


Date Purchased:			10/21/02


Price Per Share:		$10.00


Shares Purchased
by the Portfolio *:		30,400


Total Principal Purchased
by the Portfolio *:		$30,400,000


% of Offering Purchased
by the Portfolio:		0.33778%


Broker:				Merrill Lynch, Pierce Fenner and Smith



Member:				CS First Boston